Exhibit 10.21

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) dated as of October 1, 2006, made by each of the Borrowers and each of the Guarantors referred to below (each such Person is sometimes referred to herein as a “Grantor” and, collectively, the “Grantors”) and each person who becomes a Grantor hereto pursuant to a joinder substantially in the form attached hereto as Exhibit B, in favor of Dymas Funding Company, LLC, in its capacity as the Administrative Agent on behalf of the Lenders party to the Financing Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Body Central Acquisition Corp., a Delaware corporation (“Parent” and together with each other Person who becomes a borrower under the Financing Agreement referred to below, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto, the financial institutions from time to time party thereto as “Lenders”, and the Administrative Agent are parties to a Financing Agreement, dated as of October 1, 2006 (such agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the “Financing Agreement”), pursuant to which the Lenders have agreed to make Loans and other financial accommodations set forth therein available to the Borrower;

WHEREAS, it is a condition precedent to the Lenders making any Loan or other financial accommodation to the Borrower pursuant to the Financing Agreement, that each Grantor shall have executed and delivered to the Administrative Agent a security agreement providing for the grant to the Administrative Agent for the benefit of the Lenders of a security interest in all personal property of such Grantor;

WHEREAS, the Grantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Grantor often being provided through financing obtained by the other Grantors and the ability to obtain such financing being dependent on the successful operations of all of the Grantors as a whole; and

WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, such Grantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans pursuant to the Financing Agreement, each Grantor hereby jointly and severally agrees with the Administrative Agent, for the benefit of the Lenders, as follows:

SECTION 1.         Definitions.

(a)           Reference is hereby made to the Financing Agreement for a statement of the terms thereof.  All terms used in this Agreement and the recitals hereto which are defined in the Financing Agreement or in Article 9 of the Uniform Commercial Code (the “Code”) as in effect from time to time in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

SCHEDULE IV OF THIS SECURITY AGREEMENT CONTAINS MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  SUCH OMITTED MATERIAL IS INDICATED BY “[***].”  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)           The following terms shall have the respective meanings provided for in the Code: “Accounts”, “Account Debtor”, “Cash Proceeds”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter of Credit”, “Letter-of-Credit Rights”, Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Record”, “Security Account”, “Software”, “Supporting Obligations” and “Tangible Chattel Paper”.

(c)           As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Control” means the manner in which “control” is achieved under the Code with respect to a particular item of Collateral.

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

“Copyrights” means (i) all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule II hereto), (ii) all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), (iii) all reissues, divisions, continuations, continuations in part and extensions or renewals thereof, (iv) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including damages or payments for past, present or future infringements of any of the foregoing and (v) the right to sue for past, present or future infringements of any of the foregoing.

“Excluded Deposit Accounts” means all deposit accounts of each Grantor other than Specified Deposit Accounts, all of which deposit accounts are listed as such on Schedule IV hereto.

“Intellectual Property” means the Copyrights, Trademarks and Patents.

“Licenses” means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

“Patents” means (i) all domestic and foreign letters patent (and the inventions and improvements described and claimed therein), design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other General Intangibles of like nature,

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now existing or hereafter.  acquired (including, without limitation, all domestic and foreign letters patent (and the inventions and improvements described and claimed therein), design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), (ii) all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), (iii) all reissues, divisions, continuations, continuations in part and extensions or renewals thereof, (iv) all income, royalties, damages and payments now and/or hereafter due and payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and (v) the right to sue for past, present and future infringements of any of the foregoing.

“Specified Deposit Account” shall mean one or more deposit accounts described as such on Schedule IV hereto, all of which deposit accounts are subject to a control agreement in form and substance reasonably satisfactory to the Administrative Agent

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).

“Trademarks” means (i) all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), (ii) all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), (iii) all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used, (iv) all income, royalties, damages and payments now and/or hereafter due and payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and (v) the right to sue for past, present and future infringements of any of the foregoing.

SECTION 2.         Grant of Security Interest.  As collateral security for the payment, performance and observance of all of the Obligations (as defined in Section 3 hereof), each Grantor hereby pledges and assigns to the Administrative Agent, and grants to the Administrative Agent for the benefit of the Lenders and other holders of Obligations a continuing security interest in, right of setoff against and an assignment to the Administrative Agent of, all personal property and rights to personal property of such Grantor, in each case wherever located and whether now or hereafter

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existing and whether now owned or hereafter acquired fired, of every kind and description, tangible or intangible, including, without limitation, the following (all being referred to as the “Collateral”):

(a)           all Accounts;

(b)           all Chattel Paper (whether Tangible Chattel Paper or Electronic Chattel Paper);

(c)           the Commercial Tort Claims specified on Schedule VI hereto;

(d)           all Deposit Accounts, all cash, and all other property from time to time deposited therein and the monies and property in the possession or under the control of the Administrative Agent or any Lender or any affiliate, representative, agent or correspondent of the Administrative Agent or any Lender;

(e)           all Documents;

(f)            all Equipment;

(g)           all Fixtures;

(h)           all General Intangibles (including, without limitation, all Payment Intangibles);

(i)            all Goods;

(j)            all Instruments (including, without limitation, Promissory Notes);

(k)           all Inventory;

(l)            all Investment Property;

(m)          all Copyrights, Patents and Trademarks, and all Licenses;

(n)           all Letter-of-Credit Rights;

(o)           all Software;

(p)           all Supporting Obligations;

(q)           all other tangible and intangible personal property of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in

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the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

(r)            all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever such Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

SECTION 3.         Security for Obligations.  The security interest created hereby in the Collateral constitutes continuing collateral security for the payment, performance and observance of all of the Obligations, including, but not limited to the following, whether now existing or hereafter incurred:

(a)           the prompt payment by each Grantor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Financing Agreement and/or the other Loan Documents, whether now existing or hereafter created or arising under the Financing Agreement and/or the other Loan Documents and all renewals, extensions, restructurings, refinancings or increases related to such amounts, including, without limitation, (i) principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), (ii) in the case of a Guarantor, all amounts from time to time owing by such Grantor in respect of its guaranty made pursuant to Article 10 of the Financing Agreement or under any other Guaranty to which it is a party, including all obligations guaranteed by such Grantor, (iii) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document and (iv) all other “Obligations” (as defined in the Financing Agreement); and

(b)           the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of the Loan Documents.

SECTION 4.         Representations and Warranties.  Each Grantor jointly and severally represents and warrants as follows (in each case, after giving pro forma effect to the Body Shop Acquisition and the effectiveness of the Closing Date Joinder Agreement):

(a)           There is no pending or, to the best knowledge of any Grantor, threatened action, suit, proceeding or claim affecting any Grantor or to which any of the properties of any Grantor is subject, before any Governmental Authority or any arbitrator, or any order, judgment or award by any Governmental Authority or arbitrator, that may adversely affect the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Administrative Agent of any of its rights or remedies hereunder.

(b)           All Equipment, Fixtures, Goods and Inventory now existing is, as of the date hereof, located at the addresses specified therefor in Schedule III hereto (and none of such locations are leased by such Grantor as lessee except as designated on Schedule III hereto).  Each Grantor’s chief place of business and chief executive office, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto.  None of the Accounts is evidenced by Promissory Notes or other

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Instruments except for Promissory Notes evidencing aggregate indebtedness of not more than $250,000.  Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of each Deposit Account, Securities Account and Commodities Account of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account.  Set forth in Schedule I hereto is a complete and correct list of each trade name used by each Grantor and the name of, and each trade name used by, each person from which such Grantor has acquired any substantial part of the Collateral.

(c)           Each Grantor has delivered to the Administrative Agent complete and correct copies of each License described in Schedule II hereto, including all schedules and exhibits thereto, which represents all of the Licenses existing on the date of this Agreement.  Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of any Grantor or any of its affiliates in respect thereof.  Each License now existing is, and each other License will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms.  No default thereunder by any such party exists, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

(d)           The Grantors own and control, or otherwise possesses adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae and rights of publicity necessary to conduct its business in substantially the same manner as conducted as of the date hereof.  Schedule II hereto sets forth a true and complete list of all Intellectual Property and Licenses owned or used by each Grantor as of the date hereof.  All such Intellectual Property is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part.  Except as set forth in Schedule II, no such Intellectual Property is the subject of any licensing or franchising agreement.  No Grantor has any knowledge of any conflict with the rights of others to any Intellectual Property and, to the best knowledge of each Grantor, no Grantor is now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of each Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by any Grantor.  No Grantor has received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.

(e)           The Grantors are and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for (i) the Lien created by this Agreement and (ii) the Permitted Liens.  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (A) such as may have been filed in favor of the Administrative Agent relating to this Agreement and (B) such as may have been filed to perfect or protect any security interests or Liens permitted by the Financing Agreement.  Except as disclosed on Schedule III hereto, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.  No other Person has Control of the Collateral.

(f)            The exercise by the Administrative Agent of any of its rights and remedies hereunder and in accordance herewith will not contravene any law or any contractual restriction

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binding on or otherwise affecting any Grantor or any of its properties and will not result in or require the creation of any Lien upon or with respect to any of its properties.

(g)           No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Administrative Agent of any of its rights and remedies hereunder, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to the perfection of the security interest created hereby in the United States Intellectual Property, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit A hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to the Intellectual Property and Licenses, and (D) with respect to the perfection of the security interest created hereby in Titled Collateral (as defined herein), for the submission of an appropriate application requesting that the Lien of the Administrative Agent be noted on the certificate of title or ownership, completed and authenticated by the applicable Grantor, together with the certificate of title, with respect to such Titled Collateral, to the appropriate state agency.

(h)           This Agreement creates in favor of the Administrative Agent a legal, valid and enforceable security interest in the Collateral, as security for the Obligations.               The Administrative Agent’s having possession of all cash constituting Collateral from time to time and Control of all Collateral where Control is the sole means of perfection, the recording of the appropriate Assignment for Security executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, the submission of an appropriate application requesting that the Lien of the Administrative Agent be noted on the certificate of title or ownership, completed and authenticated by the applicable Grantor, together with the certificate of title or ownership, with respect to any Titled Collateral, to the applicable state agency, and the filing of the financing statements described in Schedule V hereto and, with respect to the Intellectual Property hereafter existing and not covered by an appropriate Assignment for Security, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment, result in the perfection of such security interests.  Such security interests are, or in the case of Collateral in which any Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the Permitted Liens and the recording of such instruments of assignment, and the Administrative Agent shall be entitled to all of the rights, priorities and benefits afforded by the Code or other applicable law as enacted in any jurisdiction which relates to perfected security interests.  Such recordings and filings and all other action necessary or desirable to perfect and protect such security interest have been (or simultaneously with the closing of the transactions contemplated by the Financing Agreement will be) duly taken and, with respect to Collateral obtained after the date hereof, will be taken.

(i)            No Grantor holds any Commercial Tort Claims or is aware of any such pending claims, except for such claims described in Schedule VI.

(j)            No Grantor holds Chattel Paper in the ordinary course of its business.

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(k)           All Inventory is of good and merchantable quality, free from any defects, such Inventory is not subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts any Grantor’s ability, to manufacture and/or sell the Inventory.  The completion and manufacturing process of such Inventory by a Person other than the applicable Grantor would be permitted under any contract to which such Grantor is a party or to which the Inventory is subject.  None of the Inventory of any Grantor has been or will be produced in violation of any provision of the Fair Labor Standards Act of 1938, as amended, or in violation of any other law.

(l)            All information heretofore, herein or hereafter supplied to the Administrative Agent by or on behalf of any Grantor with respect to the Collateral is and will be accurate and complete in all material respects.

SECTION 5.         Covenants as to the Collateral.  So long as any of the Obligations shall remain outstanding and all Commitments shall not have expired or terminated, unless the Administrative Agent shall otherwise consent in writing:

(a)           Further Assurances.  Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or that the Administrative Agent may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby; (ii) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper and each License and, at the request of the Administrative Agent, each of its Records pertaining to the Collateral with a legend, in faun and substance satisfactory to the Administrative Agent, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B) if any Account shall be evidenced by Promissory Notes or other Instruments or Chattel Paper, in an aggregate face amount exceeding $250,000, delivering and pledging to the Administrative Agent hereunder such Promissory Notes, Instruments or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent, (C) executing and filing (to the extent, if any, that such Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Administrative Agent may reasonably request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail, (E) if any Collateral with a fair market value in excess of $250,000 shall be in the possession of a third party, notifying such Person of the Administrative Agent’s security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Administrative Agent, which such written acknowledgement shall be in form and substance reasonably satisfactory to the Administrative Agent, (F) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim, immediately notifying the Administrative Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Administrative Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Administrative Agent, (G) upon the acquisition after the date hereof by any Grantor of any Titled Collateral (other than an item of Equipment that is subject to a purchase money security interest permitted by Section 7.02(a) of the

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Financing Agreement), causing the Administrative Agent to be listed as the lienholder on such certificate of title or ownership and delivering evidence of the same to the Administrative Agent in accordance with the Financing Agreement and (H) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b)           Location of Equipment, Fixtures, Goods and Inventory.  Each Grantor will keep all Equipment, Fixtures, Goods and Inventory (other than used Equipment and Inventory sold in the ordinary course of business in accordance with Section 5(g) hereof) at the locations specified therefor in Section 4(g) hereof or, upon not less than thirty (30) days’ prior written notice to the Administrative Agent accompanied by new Schedules III and V hereto indicating each new location of such Collateral, at such other locations in the continental United States as the Grantors may elect, provided that (i) all action has been taken to grant to the Administrative Agent a perfected, first priority security interest in such Collateral (subject only to Permitted Liens), and (ii) the Administrative Agent’s rights in such Collateral, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Collateral, are not adversely affected thereby.  No collateral shall at any time be in the possession or control of any warehouseman, bailee or any of Grantors’ agents or processors without the Administrative Agent’s prior written consent and unless the Administrative Agent, if the Administrative Agent has so requested, has received warehouse receipts or bailee lien waivers satisfactory to the Administrative Agent prior to the commencement of such possession or control.  Each Grantor shall, upon the request of the Administrative Agent, notify any such warehouseman, bailee, agent or processor of the security interests granted pursuant to this Agreement, shall instruct such Person to hold all such Collateral for the Administrative Agent’s account subject to the Administrative Agent’s instructions and shall obtain an acknowledgement from such Person that such Person holds the Collateral with a fair market value in excess of $250,000 for the Administrative Agent’s benefit.

(c)           Condition of Equipment.  Each Grantor will maintain or cause the Equipment to be maintained and preserved in good condition, repair and working order as when acquired and in accordance with any manufacturer’s manual, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Administrative Agent may reasonably request to such end.  Each Grantor will promptly furnish to the Administrative Agent a statement describing in reasonable detail any loss or damage in excess of $250,000 to any Equipment.

(d)           Taxes, Etc.  Each Grantor jointly and severally agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

(e)           Insurance.  Each Grantor will, at its own expense, maintain insurance in accordance with the requirements of the Financing Agreement.

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(f)            Provisions Concerning the Accounts and the Licenses.

(i)            Each Grantor will (A) give the Administrative Agent at least 30 days’ prior written notice of any change in such Grantor’s name, identity or organizational structure, (B) maintain its jurisdiction of incorporation as set forth in Section 4(b) hereto, (C) immediately notify the Administrative Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (D) keep adequate records concerning the Accounts and Chattel Paper and permit representatives of the Administrative Agent pursuant to the terms of the Financing Agreement to inspect and make abstracts from such Records and Chattel Paper.

(ii)           Each Grantor will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts.  In connection with such collections, each Grantor may (and, upon the occurrence and during the continuance of an Event of Default, at the Administrative Agent’s direction, will) take such action as such Grantor or the Administrative Agent may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Administrative Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Administrative Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder, or otherwise render performance, directly to the Administrative Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, or exercise the rights of such Grantor with respect to the obligation of the Account Debtor to make payment or otherwise render performance to such Grantor and with respect to any property that secures the obligations of the Account Debtor or any other Person obligated on the Collateral, in the same manner and to the same extent as such Grantor might have done.  After receipt by any Grantor of a notice from the Administrative Agent that the Administrative Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor’s rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (i) credited to the Loan Account so long as no Event of Default shall have occurred and be continuing or (ii) if an Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof.  No Grantor will adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon (other than credits and discounts allowed in the ordinary course of business and in amounts consistent with past practices) without the prior written consent of the Administrative Agent.  In addition, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Administrative Agent by wire transfer (to such account as the Administrative Agent shall specify, or in such other manner as the Administrative Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution.  Any such securities, cash, investments and other items so received by the Administrative Agent shall (in

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the sole and absolute discretion of the Administrative Agent) be held as additional Collateral for the Obligations or distributed in accordance with Section 7 hereof.

(iii)          Upon the occurrence and during the continuance of any breach or default under any License referred to in Schedule II hereto by any party thereto other than a Grantor which, singly or in the aggregate with all other then existing such breaches and defaults, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (A) the relevant Grantor will, promptly after obtaining knowledge thereof, give the Administrative Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) no Grantor will, without the prior written consent of the Administrative Agent, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) each Grantor will, upon written instructions from the Administrative Agent and at such Grantor’s expense, take such action as the Administrative Agent may deem necessary or advisable in respect thereof.

(iv)          Each Grantor will, at its expense, promptly deliver to the Administrative Agent a copy of each notice or other communication received by it by which any other party to any License referred to in Schedule II hereto purports to exercise any of its rights or affect any of its obligations thereunder which, singly or in the aggregate with all other such notices or other communications, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, together with a copy of any reply by such Grantor thereto.

(v)           In the ordinary course of its business and consistent with past practices, each Grantor will promptly and diligently exercise each right which it may have under each License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each License and will take all action necessary to maintain the Licenses in full force and effect.  No Grantor will, without the prior written consent of the Administrative Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any License referred to in Schedule II hereto which, singly or in the aggregate with all other modifications, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(g)           Transfers and Other Liens.

(i)            Except to the extent expressly permitted by Section 7.02(c)(ii) of the Financing Agreement, no Grantor will sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral.

(ii)           Except to the extent expressly permitted by Section 7.02(a) of the Financing Agreement, no Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral.

(h)           Intellectual Property.

(i)            If applicable, each Grantor has duly executed and delivered the applicable Assignment for Security in the form attached hereto as Exhibit A.  Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force free from any claim of

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abandonment for non-use, and no Grantor will (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, no Grantor shall have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement or (C) that is substantially the same as another Intellectual Property that is in full force, so long the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement.  Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees.  If any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors shall (x) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Administrative Agent and (y) to the extent the Grantors shall deem appropriate under the circumstances or as the Administrative Agent shall reasonably request, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as the Grantors shall deem appropriate under the circumstances or as the Administrative Agent shall reasonably request to protect such Intellectual Property.  Each Grantor shall furnish to the Administrative Agent from time to time (but, unless an Event of Default has occurred and is continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Administrative Agent may reasonably request, all in reasonable detail and promptly upon request of the Administrative Agent, following receipt by the Administrative Agent of any such statements, schedules or reports, the Grantors shall modify this Agreement by amending Schedule II hereto to include any Intellectual Property or License, as the case may be, which becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the judgment of the Administrative Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement.  Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Administrative Agent, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors will take such action as the Administrative Agent shall deem appropriate under the circumstances in its sole and absolute discretion to protect such Intellectual Property.

(ii)           In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States

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Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof unless it gives the Administrative Agent written notice thereof within five (5) days before or after such filing.  Upon request of the Administrative Agent, each Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating thereto or represented thereby, and each Grantor hereby appoints the Administrative Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the termination of all Commitments, the repayment of all of the Obligations in full and the termination of each of the Loan Documents.

(i)            Deposit, Commodities and Securities Accounts.

(i)            On or prior to the date hereof, each Grantor shall cause each bank and other financial institution with which such Grantor maintains any Specified Deposit Account to execute and deliver to the Administrative Agent a control agreement, in form and substance reasonably satisfactory to the Administrative Agent, duly executed by such Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Administrative Agent, pursuant to which such institution shall irrevocably agree, inter alia, that (i) it will comply at any time with the instructions originated by the Administrative Agent to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment Property and other items from time to time credited to such account, without further consent of such Grantor, which instructions the Administrative Agent will not give to such bank or other financial institution in the absence of the occurrence and continuance of an Event of Default, (ii) all cash, Commodity Contracts, securities, Investment Property and other items of such Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Administrative Agent, (iii) any right of set off, banker’s Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Administrative Agent, and (iv) upon receipt of written notice from the Administrative Agent during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Administrative Agent by wire transfer (to such account as the Administrative Agent shall specify, or in such other manner as the Administrative Agent shall direct) all such cash, the value of any Commodity Contracts, securities, Investment Property and other items held by it.  Without five (5) Business Days’ prior written notice to the Administrative Agent, no Grantor shall make or maintain any Deposit Account, Commodity Account or Securities Account except for the accounts set forth in Schedule IV hereto or an update thereof; provided, however, that a Grantor may establish and maintain additional Excluded Deposit Accounts so long as such Grantor provides written notice of such account or an update to Schedule IV hereto to the Administrative Agent within five (5) days of opening such account and a Grantor may establish and maintain additional Specified Deposit Accounts so long as such additional Specified Deposit Accounts are subject to a control agreement as provided above.  The provisions of this paragraph 5(i) shall not apply to (A) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Grantor’s salaried employees; provided, that the funds on deposit in such Deposit Accounts shall at no time exceed the actual payroll, payroll taxes and other employee wage and benefit payments then owing by such Grantor, or (B) account number                                in the name of Rinzi Air, L.L.C.  maintained with Wachovia Bank, N.A.; provided, that the funds on deposit in such account shall at no time exceed the actual amounts due and owing by such Grantor in connection with the usage of the interest in a Piaggio Avanti P-180 aircraft owned as of the Closing Date by Rinzi Air, L.L.C.

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(ii)           Each Deposit Account maintained by each Grantor shall either be a Specified Deposit Account, subject to a control agreement as provided above, or shall be an Excluded Deposit Account, in which case, all funds in each Excluded Deposit Account shall be deposited at least weekly into a Specified Deposit Account; provided that (A) the balance of the funds maintained in any Excluded Deposit Account shall not exceed (x) $50,000, at any time during the period commencing November 15 through and including May 15 of any calendar year, and (y) $20,000, at any other time, and (B) the aggregate balance of the funds maintained in all Excluded Deposit Accounts shall not exceed (x) $3,000,000, at any time during the period commencing November 15 through and including May 15 of any calendar year, and (y) $2,000,000, at any other time.

(iii)          Each Grantor shall direct all Account Debtors to pay all Accounts and other proceeds of Collateral directly to either a Specified Deposit Account or an Excluded Deposit Account.  In addition, Each Grantor shall take all such actions as Administrative Agent in good faith deems necessary or appropriate to ensure that at all times on and after the date hereof all cash payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check, are sent directly to either a Specified Deposit Account or an Excluded Deposit Account.

(iv)          Without in any way limiting the immediately preceding clause (i), upon request by the Administrative Agent, each Grantor shall establish lock-box or blocked accounts (collectively, “Blocked Accounts”) in such Grantor’s name with such banks as are acceptable to the Administrative Agent (“Collecting Banks”), subject to irrevocable instructions in a form specified by the Administrative Agent, to which the obligors of all Accounts shall, after the occurrence and during the continuance of an Event of Default, directly remit all payments on Accounts and in which such Grantor will immediately deposit all cash payments for Inventory or other cash payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check.  In addition, the Administrative Agent, for the benefit of the Administrative Agent and Lenders, may, after the occurrence and during the continuance of an Event of Default, establish one or more depository accounts at each Collecting Bank or at a centrally located bank in the name of the Administrative Agent or such Grantor as customer (collectively, the “Depository Account”).  From and after receipt by any Collecting Bank of written notice from the.  Administrative Agent to such Collecting Bank that an Event of Default has occurred and is continuing, all amounts held or deposited in the Blocked Accounts held by such Collecting Bank shall be transferred to the Depository Account.  Subject to the foregoing, each Grantor hereby agrees that all payments received by the Administrative Agent or any Lender whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts or otherwise received by the Administrative Agent or any Lender and whether on the Accounts or as Proceeds of other Collateral or otherwise will be the sole and exclusive property of Lenders.  Each Grantor, and any of its Affiliates, employees, agents and other Persons acting for or in concert with such Grantor shall, acting as trustee for the Administrative Agent and Lenders, receive, as the sole and exclusive property of Lenders, any moneys, checks, notes, drafts or other payments relating to and/or constituting proceeds of Accounts or other Collateral which come into the possession or under the control of such Grantor or any Affiliates, employees, agent, or other Persons acting for or in concert with such Grantor, and immediately upon receipt thereof, such Grantor or such Persons shall deposit the same or cause the same to be deposited in kind, in a Blocked Account.

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(j)            Titled Collateral.

(i)            Each Grantor shall (a) cause all Collateral now owned or hereafter acquired by any Grantor, which under applicable law are required to be registered, to be properly registered in the name of such Grantor, (b) cause all Collateral now owned or hereafter acquired by any Grantor, the ownership of which under applicable law, is evidenced by a certificate of title or ownership (referred to herein as “Titled Collateral”), to be properly titled in the name of such Grantor, with the Administrative Agent’s Lien noted thereon and (c) deliver to the Administrative Agent (or its custodian) originals of all such certificates of title or ownership for such Titled Collateral.

(ii)           Upon the acquisition after the date hereof by any Grantor of any Titled Collateral (other than an item of Equipment to be acquired that is subject to a purchase money security interest permitted by Section 7.02(a) of the Financing Agreement), such Grantor shall deliver to the Administrative Agent in accordance with the Financing Agreement, originals of the certificates of title or ownership for such Titled Collateral, together with the manufacturer’s statement of origin, and an application duly executed by the appropriate Grantor to evidence the Administrative Agent’s Lien thereon.

(iii)          Each Grantor hereby appoints the Administrative Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of, after the occurrence and during the continuance of an Event of Default, (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable Titled Collateral to be retitled and the Administrative Agent listed as lienholder thereof, (B) filing such applications with such state agencies, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Administrative Agent a perfected Lien on such Titled Collateral and exercising the rights and remedies of the Administrative Agent hereunder).  This appointment as attorney-in-fact is coupled with an interest and is irrevocable until all of the Obligations are paid in full after all Commitments have been terminated.

(iv)          With respect to motor vehicles, any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each motor vehicle covered thereby.

(v)           So long as no Event of Default shall have occurred and be continuing, upon the request of any Grantor, the Administrative Agent shall execute and deliver to such Grantor such instruments as such Grantor shall reasonably request to remove the notation of the Administrative Agent as lienholder on any certificate of title for any Titled Collateral; provided that any such instruments shall be delivered, and the release effective, only upon receipt by the Administrative Agent of a certificate from such Grantor, stating that such Titled Collateral, the Lien on which is to be released, is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss), the amount that such Grantor will receive as sale proceeds or insurance proceeds and whether or not such sale proceeds or insurance proceeds are required by Section 2.05 of the Financing Agreement to be paid to the Administrative Agent to be applied to the Obligations and, to the extent required by Section 2.05 of the Financing Agreement, any proceeds of such sale or casualty loss shall be paid to the Administrative Agent hereunder to be applied to the Obligations then outstanding.

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(k)           Control.  Each Grantor hereby agrees to take any or all action that may be necessary or desirable or that the Administrative Agent may reasonably request in order for the Administrative Agent to obtain Control in accordance with Sections 9-104, 9-105, 9-106 and 9-107 of the Code with respect to the following Collateral: (i) Deposit Accounts, (ii) Electronic Chattel Paper, (ii) Investment Property and (iii) Letter-of-Credit Rights, in each case if form and substance acceptable to the Administrative Agent.

(l)            Inspection and Reporting.  Each Grantor shall permit the Administrative Agent, or any agents or representatives thereof or such professionals or other Persons as the Administrative Agent may designate (i) to examine and make copies of and abstracts from such Grantor’s records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, notes, Accounts, Inventory and other assets of such Grantor from time to time, (iii) to conduct audits, physical counts, appraisals and/or valuations, Phase I and Phase II Environmental Site Assessments or examinations at the locations of such Grantor and (iv) to discuss such Grantor’s affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives, in each case as provided in the Financing Agreement.

(m)          Corporate or Name Change.  Each Grantor will give the Administrative Agent at least thirty (30) days prior written notice of any change in such Grantor’s name, identity, mailing address, jurisdiction of organization or corporate structure.  With respect to any such change, the applicable Grantor will promptly execute and deliver such instruments, documents and notices and take such actions, as the Administrative Agent deems necessary or desirable to create, perfect and protect the security interests of the Administrative Agent in the Collateral.

(n)           Instruments.  Each Grantor will deliver to the Administrative Agent all Instruments, to the extent the aggregate face amount thereof exceeds $250,000, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent.  Each Grantor will also deliver to the Administrative Agent all security agreements securing any Instruments and execute Uniform Commercial Code financing statement amendments assigning to the Administrative Agent any Uniform Commercial Code financing statements filed by such Grantor in connection with such security agreements.

(o)           Chattel Paper.  Each Grantor will deliver to the Administrative Agent all Tangible Chattel Paper, to the extent the aggregate face amount thereof exceeds $250,000, duly endorsed and accompanied by duly executed instruments of- transfer or assignment, all in form and substance satisfactory to the Administrative Agent.  Each Grantor will also deliver to the Administrative Agent all security agreements securing any Chattel Paper and execute Uniform Commercial Code financing statement amendments assigning to the Administrative Agent any Uniform Commercial Code financing statements filed by such Grantor in connection with such security agreements.  Each Grantor will mark conspicuously all Chattel Paper with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such Chattel Paper is subject to the security interests granted pursuant to this Agreement.

(p)           Letters of Credit.  Each Grantor will deliver to the Administrative Agent all Letters of Credit, to the extent the aggregate face amount thereof exceeds $250,000, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent.  Each Grantor will also deliver to the Administrative Agent all security agreements securing any Letters of Credit and execute Uniform Commercial Code

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financing statement amendments assigning to the Administrative Agent any Uniform Commercial Code financing statements filed by such Grantor in connection with such security agreements.

(q)           General Intangibles.  Each Grantor shall use commercially reasonable efforts to obtain any consents, waivers or agreements necessary to enable the Administrative Agent to exercise remedies hereunder and under the other Loan Documents with respect to any of such Grantor’s rights under any General Intangibles, including such Grantor’s rights as a licensee of Software.

(r)            Credit Card Receivables.  All proceeds of credit card receivables shall be deposited into a Specified Deposit Account.  No Grantor shall, nor shall any Grantor permit any of its Subsidiaries to, enter into or amend or modify any credit card processing agreement or similar agreements or documentation to which it is a party which requires the counterparties thereto to deliver proceeds of credit card receivables to deposit accounts other than a Specified Deposit Account.

(s)           Collateral Description.  Each Grantor will furnish to the Administrative Agent, from time to time upon request, statements and schedules further identifying, updating, and describing the Collateral and such other information, reports and evidence concerning the Collateral (and in particular the Accounts) as the Administrative Agent may reasonably request, all in reasonable detail.

(t)            Use of Collateral.  No Grantor will use or permit any Collateral to be used unlawfully or in violation of any provision of applicable law, or any policy of insurance covering any of the Collateral.

(u)           Records of Collateral.  Each Grantor shall keep full and accurate books and records relating to its respective portion of the Collateral and shall stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably request indicating that the Collateral is subject to the security interests granted to the Administrative Agent under this Agreement.

(v)           Federal Claims.  Each Grantor shall notify the Administrative Agent of any Collateral which constitutes a claim against the United States government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal law.  Upon the request of the Administrative Agent, each Grantor shall take such steps as may be necessary to comply with any applicable federal assignment of claims laws and other comparable laws.

SECTION 6.           Additional Provisions Concerning the Collateral.

(a)           Each Grantor hereby (i) authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to the Collateral and (ii) ratifies such authorization to the extent that the Administrative Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)           Each Grantor hereby irrevocably appoints the Administrative Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name

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of such Grantor or otherwise, after the occurrence and during the continuance of an Event of Default, in the Administrative Agent’s discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of a Grantor under Section 5 hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of, or to preserve the value of, any Collateral or otherwise to enforce the rights of the Administrative Agent and the Lenders with respect to any Collateral, (v) to execute assignments, licenses and other documents to enforce the rights of the Administrative Agent and the Lenders with respect to any Collateral, (vi) to pay- or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Administrative Agent in its sole discretion, and such payments made by the Administrative Agent to become obligations of such Grantor to the Administrative Agent, due and payable immediately without demand, (vii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts, Chattel Paper and other documents relating to the Collateral and (viii) generally to take any act required of such Grantor by Section 5 and to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral.  This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full after all Commitments have been terminated.

(c)           For the purpose of enabling the Administrative Agent to exercise rights and remedies hereunder, at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies in accordance with the provisions of the Financing Agreement and this Agreement, and for no other purpose, each Grantor hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property now owned or hereafter acquired by any Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.  Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Financing Agreement that limit the right of a Grantor to dispose of its property and Section 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, each Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business.  In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Administrative Agent shall from time to time, upon the request of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property).  Further, upon the payment in full of all of the Obligations after the cancellation or termination of the Commitments, the Administrative Agent (subject to Section 10(e) hereof) shall release and reassign to the Grantors all of the

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Administrative Agent’s right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever.  The exercise of rights and remedies hereunder by the Administrative Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by any Grantor in accordance with the second sentence of this clause (c).  Each Grantor hereby releases the Administrative Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Administrative Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Administrative Agent’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d)           If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Administrative Agent, and the expenses of the Administrative Agent incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 8 hereof and shall be secured by the Collateral.

(e)           The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property.  The Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Administrative Agent in good faith.

(f)            Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Administrative Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Administrative Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 7.           Remedies Upon Default.  If any Event of Default shall have occurred and be continuing:

(a)           The Administrative Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Administrative Agent’s name or into the name of its nominee or nominees (to the extent the Administrative Agent has not theretofore done so) and thereafter receive, for the benefit of the Administrative Agent, all payments made thereon, give all consents, waivers

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and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place or places to be designated by the Administrative Agent that is reasonably convenient to both parties (in which event such Grantor shall, at its own expense, forthwith cause the same to be moved to the place or places so designated by the Administrative Agent and thereby delivered to the Administrative Agent, store and keep any Collateral so delivered to the Administrative Agent at such place or places pending further action by the Administrative Agent, and, while Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition), and the Administrative Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Administrative Agent’s rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable and/or (B) lease, license or otherwise dispose of the Collateral or any part thereof upon such terms as the Administrative Agent may deem commercially reasonable, and (iv) withdraw all cash in the Depository Accounts and apply such monies in payment of the Obligations.  Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least ten (10) days’ notice to a Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification.  The Administrative Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given.  The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor hereby waives any claims against the Administrative Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof.  Each Grantor hereby acknowledges that (i) any such sale of the Collateral by the Administrative Agent shall be made without warranty, (ii) the Administrative Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, (iii) the Administrative Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness), if permitted by law, for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of the Administrative Agent (on behalf of Lenders) and (iv) such actions set forth in clauses (i), (ii) and (iii) above shall not adversely effect the commercial reasonableness of any such sale of the Collateral.  In addition to the foregoing, (i) upon written notice to any Grantor from the Administrative Agent, each Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (ii) the Administrative Agent may, at any time and from time to time, upon 10 days’ prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (iii) the

20

Administrative Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of a Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b)           Any cash held by the Administrative Agent as Collateral and all Cash Proceeds received by the Administrative Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 8 hereof) in whole or in part by the Administrative Agent against, all or any part of the Obligations in such order as the Administrative Agent shall elect, consistent with the provisions of the Financing Agreement.  Any surplus of such cash or Cash Proceeds held by the Administrative Agent and remaining after payment in full of all of the Obligations after all Commitments have been terminated shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c)           In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent and the Lenders are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Administrative Agent to collect such deficiency.

(d)           Each Grantor hereby acknowledges that if the Administrative Agent complies with any applicable state, provincial, or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely effect the commercial reasonableness of any sale or other disposition of the Collateral.

(e)           The Administrative Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Administrative Agent’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Administrative Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

(f)            The Administrative Agent or its agents or attorneys shall have the right without notice or demand or legal process (unless the same shall be required by applicable law), personally, or by agents or attorneys, (i) to enter upon, occupy and use any premises owned or leased by any Grantor or where the Collateral is located (or is believed to be located) until the Obligations are paid in full without any obligation to pay rent to such Grantor, to render the Collateral useable or

21

saleable and to remove the Collateral or any part thereof therefrom to the premises of the Administrative Agent or any agent of the Administrative Agent for such time as the Administrative Agent may desire in order to effectively collect or liquidate the Collateral and use in connection with such removal any and all services, supplies and other facilities of such Grantor; (ii) to take possession of such Grantor’s original books and records, to obtain access to such Grantor’s data processing equipment, computer hardware and Software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Administrative Agent deems appropriate; and (iii) to notify postal authorities to change the address for delivery of such Grantor’s mail to an address designated by the Administrative Agent and to receive, open and dispose of all mail addressed to such Grantor.

(g)           Each Grantor hereby irrevocably authorizes and empowers the Administrative Agent, without limiting any other authorizations or empowerments contained in any of the other Loan Documents, to assert, either directly or on behalf of each Grantor, any claims any Grantor may have, from time to time, against any other party to any of the agreements to which such Grantor is a party or to otherwise exercise any right or remedy of such Grantor under any such agreements (including, without limitation, the right to enforce directly against any party to any such agreement all of such Grantor’s rights thereunder, to make all demands and give all notices and to make all requests required or permitted to be made by such Grantor thereunder).

SECTION 8.           Indemnity and Expenses.

(a)           Each Grantor jointly and severally agrees to defend, protect, indemnify and hold the Administrative Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of the Administrative Agent’s counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Administrative Agent’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

(b)           The Grantors will upon demand pay to the Administrative Agent the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Administrative Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Administrative Agent), which the Administrative Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof If any Grantor fails to promptly pay any portion of the above costs, fees and expenses when due or to perform any other obligation of such Grantor under this Agreement, the Administrative Agent or any other Lender may, at its option, but shall not be required to, pay or perform the same and charge such Grantor’s account for all fees, costs and expenses incurred therefor, and each Grantor agrees to reimburse the Administrative Agent or such Lender therefor on demand All sums so paid or incurred by the Administrative Agent or any other Lender for any of the foregoing, any and all other sums for which any Grantor may become liable hereunder and all fees, costs and expenses (including reasonable attorneys’ fees, legal expenses and court costs) incurred by the Administrative Agent or any other Lender in enforcing or protecting the security interests granted to the Administrative Agent

22

pursuant to this Agreement or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Obligations, shall bear interest until paid at the highest rate provided in the Financing Agreement and shall be secured by the Collateral.

SECTION 9.           Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to a Grantor, to it at its chief executive office set forth in Schedule III hereto and if to the Administrative Agent to it, at its address specified in the Financing Agreement; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9.  All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or three days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation is received, or (iii) if delivered, upon delivery.

SECTION 10.         Grantors Remain Liable.  Anything herein to the contrary notwithstanding: (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; (c) neither the Administrative Agent nor any Lender shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent nor any Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; and (d) neither the Administrative Agent nor any Lender shall have any liability in contract or tort for any Grantor’s acts or omissions.

SECTION 11.         Miscellaneous.

(a)           No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Administrative Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)           No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The rights and remedies of the Administrative Agent or any Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Administrative Agent or any Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, any Grantor.

(c)           Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

23

(d)           This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of (A) the payment in full of the Obligations and (B) the termination of all of the Commitments, and (ii) be binding on each Grantor and all other Persons who become bound to this Agreement and shall inure, together with all rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Administrative Agent and the Lenders and their respective permitted successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to the Grantors, the Administrative Agent and the Lenders may assign or otherwise transfer their rights and obligations under this Agreement and any other Loan Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Administrative Agent and the Lenders herein or otherwise.  Upon any such assignment or transfer, all references in this Agreement to the Administrative Agent or any such Lender shall mean the assignee of the Administrative Agent or such Lender.  None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Administrative Agent, and any such assignment or transfer shall be null and void.

(e)           Upon the satisfaction in full of the Obligations and the termination of all of the Commitments, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantors and (ii) the Administrative Agent will, upon the Grantors’ request and at the Grantors’ expense, (A) return to the Grantors such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(f)            THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(g)           ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

24

(h)           EACH OF THE GRANTORS AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE ADMINISTRATIVE AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

(i)            Each Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address provided herein, such service to become effective 10 days after such mailing.

(j)            Nothing contained herein shall affect the right of the Administrative Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor or any property of any Grantor in any other jurisdiction.

(k)           Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(l)            For the avoidance of doubt, the parties hereto hereby acknowledge and agree that all Schedules delivered hereunder and all other factual information, if any, disclosed herein has been prepared on a pro forma basis after giving effect to the Body Shop Acquisition and the Closing Date Joinder Agreement.

(m)          Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(n)           This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

(o)           All of the obligations of the Grantors hereunder are joint and several.  The Administrative Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably.  In addition, the Administrative Agent may, in its sole and absolute discretion, select the Collateral of any one or more of the Grantors for sale or application to the Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors.  The release or discharge of any Grantor by the Administrative Agent shall not release or discharge any other Grantor from the obligations of such Person hereunder.

(p)           Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Section 5 hereof will cause irreparable injury to the Administrative Agent and that the Administrative Agent has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent to seek and obtain specific

25

performance of other obligations of any Grantor contained in this Agreement, that the covenants of each Grantor contained in Section 6 hereof shall be specifically enforceable against each Grantor.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

26

IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

BORROWER:

BODY CENTRAL ACQUISITION CORP.

By:	/s/ Carlo A. von Schroeter
Carlo A. von Schroeter
President

27

SCHEDULE I

TRADE NAMES

Parent:

None.

Body Shop:

Body Central

Body Shop

Kat Man Du

CV:

None.

Rinzi:

None.

SCHEDULE II

INTELLECTUAL PROPERTY AND LICENSES

Parent

Patents

A.            Registered Patents: None.

B.            Patent Applications: None.

C.            Patent Licenses: None.

Trademarks

A.            Registered Trademarks: None.

B.            Trademark Applications: None.

C.            Trademark Licenses: None.

Copyrights

A.            Registered Copyrights None.

B.            Copyright Applications None.

C.            Copyright Licenses None.

Body Shop

Patents

A.            Registered Patents: None.

B.            Patent Applications None.

C.            Patent Licenses None.

Trademarks

A.            Registered Trademarks:

Jurisdiction	BSKB Ref #	Mark	Appl #	Filing Date	Reg #	Reg Date
U.S.	2487-0101	KAT MAN DU (STYLIZED)	73/793,842	4/17/1989	1,636,420	2/26/1991
U.S.	2487-0105	BODY SHOP	73/204,621	2/22/1979	1,140,433	10/14/1980
U.S.	2487-0106	BODY SHOP	73/204,344	2/21/1979	1,376,370	12/17/1985
U.S.	2487-0110	LIPSTICK	75/407,103	12/17/1997	2,218,837	1/19/1999
U.S.	2487-0119	BODY CENTRAL	76/293,736	8/2/2001	2,759,773	9/2/2003
Puerto Rico	2487-0119	BODY CENTRAL	55995	2/4/2002	55,995	6/30/2003
Florida		BODY SHOP			918522	12/22/1977
Georgia		BODY SHOP			S3806	12/14/1977

B.            Trademark Applications: None.

C.            Trademark Licenses:

Body Shop has entered into a Tradename and Trademark Agreement, dated February 12, 1991, with Skin and Hair Care Preparations, Inc. (“Skin and Hair”), Buth-Na-Bodhaige, Inc. and World Green, Inc., whereby Body Shop and Skin and Hair have granted a royalty-free license to each other for the use of certain of their respective trade and service marks.

Body Shop has entered into a License Agreement with Skin and Hair Care Preparations, Inc. (“Skin and Hair”), whereby Body Shop has granted to Skin and Hair exclusive and non-exclusive right and license to use certain of its trade and service marks.

Note that in connection with a dispute as to the use of the mark “Body Shop”, Body Shop has agreed with the Skin and Hair and the U.S. affiliate of The Body Shop, Ltd. (the “Body Shop of England”), pursuant to Skin and Hair License Agreement, that Body Shop will not use the mark “Body Shop” outside of the District of Columbia, and the states of Maryland, Virginia, Delaware, New Jersey, Pennsylvania, West Virginia, Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Texas, and has agreed that the Body Shop of England may use the Body Shop mark in those states and elsewhere. Body Shop is in the process of phasing out the use of the mark Body Shop in favor of the mark Body Central.

Copyrights

A.            Registered Copyrights:

Copyright Application Title	Copyright No.	Registration Date
Lion — All God’s Children	VAu282058	12/06/93
Ark — We are all in the same boat!	VAu282057	12/06/93
Dolphin —as long as the dolphins play there is hope for another day!	VAu282056	12/06/93
Otter — what did I ever do to you?	VAu282055	12/06/93
Hummingbird —the nature around us depends on the nature within us	VAu282054	12/06/93
SOS, save our species.	VAu282053	12/06/93
Rhino — today, tomorrow	VAu282052	12/06/93
Zebra — love thy neighbors	VAu282051	12/06/93
Earth, its home — don’t trash it!	VAu282050	12/06/93

B.            Copyright Applications: None.

C.            Copyright Licenses: None.

Domain Names for Body Shop:

Domain Name Registrations

Domain Name	Expiration

bdycentral.com	February 5, 2009

bdyshp.com	December 7, 2008

bodyc.com	January 14, 2007

bodycee.com	January 14, 2007

bodycentralclothing.com	January 13, 2009

Domain Name	Expiration

bodysea.com	January 14, 2007

bodyshopamerica.com	April 28, 2008

bodyshopclothing.com	February 11, 2009

mybodycentral.com	February 17, 2009

CV

Patents

A.            Registered Patents: None.

B.            Patent Applications: None.

C.            Patent Licenses: None.

Trademarks

A.            Registered Trademarks: None.

B.            Trademark Applications: None.

C.            Trademark Licenses: None.

Copyrights

A.            Registered Copyrights: None.

B.            Copyright Applications: None.

C.            Copyright Licenses: None.

Rinzi

Patents

A.            Registered Patents: None.

B.            Patent Applications: None.

C.            Patent Licenses: None.

Trademarks

A.            Registered Trademarks: None.

B.            Trademark Applications: None.

C.            Trademark Licenses: None.

Copyrights

A.            Registered Copyrights: None.

B.            Copyright Applications: None.

C.            Copyright Licenses: None.

SCHEDULE III

LOCATIONS OF GRANTORS

(i)                                          Locations which include Equipment, Fixtures, Goods and/or Inventory for Parent and Rinzi:

6225 Powers Avenue, Jacksonville, Duval County, FL 32217

(ii)                                       Locations which include Equipment, Fixtures, Goods and/or Inventory for CV:

1030 North Ellis Road, Jacksonville, Duval County, FL 32254

6225 Powers Avenue, Jacksonville, Duval County, FL 32217

(iii)                                    Locations which include Equipment, Fixtures, Goods and/or Inventory for Body Shop:

1030 North Ellis Road, Jacksonville, Duval County, FL 32254

6225 Powers Avenue, Jacksonville, Duval County, FL 32217

#	Store	Location	Landlord	Notice/Consent*
002	Orlando Fashion Square Mall	3201 E. Colonial Drive, Orlando, FL	PREIT	Consent*
003	Tyrone Square	6901 22nd Avenue, St. Petersburg, FL	Simon	Notice
004	Jacksonville Mall-Jax, NC	375 Western Boulevard, Jacksonville, NC	PREIT	Notice
005	University Square Mall-Tampa	222 University Square Mall, Tampa, FL	Glimcher	Notice
006	Altamonte Mall	451 East Altamonte Drive, Altamonte Springs, FL	General Growth	Notice
007	Seminole Town Center	156 Seminole Towne Circle, Sanford, FL	Simon	None
008	Westshore Plaza	338 Westshore Plaza, Tampa, FL	Glimcher	Notice
009	Honey Creek Malt/Terre Haute	3401 South US Highway 41, Terre Haute, IN	CBL	Notice
010	Regency Square Mall	9501 Arlington Expressway, Jacksonville, FL	General Growth	Notice
011	Bel Air Mall	Airport Boulevard at 1-65, Mobile, AL	Colonial	Consent*
012	Macon Mall	3661 Eisenhower Parkway, Macon, GA	Colonial	Notice
013	Century Plaza Mall-B’ham	169 Century Plaza, Birmingham, AL	General Growth	Notice
014	Peachtree Mall-Columbus	357 Manchester Expressway, Columbus, GA	General Growth	Consent*
015	Orange Park Mall	1910 Wells Road, Orange Park, FL	Simon	Notice

#	Store	Location	Landlord	Notice/Consent*
016	Countryside Mall	27001 US Highway 19 North, Clearwater, FL	Westfield	Notice
017	Albany Mall	2601 Dawson Road, Albany, GA	Aronov	Notice
019	DeSoto Square Mall-Bradenton	303 U.S. 301 Boulevard West, Bradentown, FL	Simon	Notice
020	Eastdale Mall-Montgomery	1075 Eastdale Mall, Montgomery, AL	Aronov	Notice
021	Concord Mills Mall	8111 Concord Mills Boulevard, Concord, NC	Mills	Consent*
023	Indian River - Vero	6200 20th Street, Vero Beach, FL	Simon	Notice
024	Oaks Mall - Gainesville	6345 Newberry Road, Gainesville, FL	General Growth	Notice
025	Eagle Ridge Mall - Lake Wales	406 Eagle Ridge Drive, Lake Wales, FL	General Growth	Consent*
026	Panama City	2008 Martin Luther King Boulevard, Panama City, FL	CBL	Notice
027	Augusta Mall	3450 Wrightsboro Road, Augusta, GA	General Growth	Consent*
028	Richland Mall/Waco	6001 West Waco Drive, Waco, TX	CBL	Notice
029	Valley Hill Mall - Hickory	1960 Highway 70 SE, Hickory, NC	General Growth	Consent*
030	North Lake Mall - Atlanta	4800 Briar Cliff Road, Atlanta, GA	Simon	Notice
032	West Town Mall-Knoxville	7600 Kingston Pike, Knoxville, TN	Simon	Notice
034	Coastland Mall - Naples	1722 North Tamiami Trail, Naples, FL	General Growth	Notice
035	Boynton Beach Mall	801 North Congress Avenue, Boynton Beach, FL	Simon	Notice
036	Governor’s Square	1500 Apalachee Parkway, Tallahassee, FL	General Growth	Consent*
038	Westland Mall	1705 West 49th Street, Hialeah, FL	Mills	Notice
039	Chapel Hill Mall	2000 Brittain Road, Alcron, OH	CBL	Notice
040	Hot Springs Mall	4501 Central Avenue, Hot Springs, AR	Aronov	Notice
041	Paddock Mall	3100 SW College Road, Ocala, FL	Simon	Notice
042	Haywood Mall - G’ville, SC	700 Haywood Road, Greenville, SC	Simon	Consent*
043	Lufkin Mall	4600 South Medford Drive, Lufkin, TX	North Square	Notice
044	Palm Beach Shopping #724	1801 Palm Beach Lakes Boulevard, West Palm Beach, FL	Simon	Notice
045	Gulf View Square	9409 US Highway 19 North,	Simon	Notice

#	Store	Location	Landlord	Notice/Consent*
Port Richey, FL
047	Cumberland Mall - Atlanta	1000 Cumberland Mall, Atlanta, GA	General Growth	Notice
049	Pembroke Lakes Mall	11401 Pines Boulevard, Pembroke Pines, FL	General Growth	Notice
050	Quintard Mall	700 Quintard Drive, Oxford, AL	Grimmer -	Consent*
051	West Oaks Mall	9401 West Colonial Drive, Ocoee, FL	General Growth	Notice
052	Coral Square Shopping Center	9469 West Atlantic Boulevard, Coral Springs, FL	Simon	Notice
053	Treasure Coast Mall	3236 NW Federal Highway, Jensen Beach, FL	Simon	Notice
054	Merritt Square Mall	777 East Merritt Island Causeway, Merritt Island, FL	L & H	Consent*
055	Wolfchase Galleria	2760 North Germantown Parkway, Memphis, TN	Simon	Notice
056	Eastland Mall	5439 Central Avenue, Charlotte, NC	Glimcher	Notice
057	Briarcliff Mall	10177 North Kings Highway, Myrtle Beach, SC	Colonial	Notice
058	Miami International Mall	1455 NW 107th Avenue, Miami, FL	Simon	Notice
059	Sharpstown Mall	7500 Bellaire Boulevard, Houston, TX	Transwestern	Consent*
060	Cross Creek Mall	208 Cross Creek Mall, Fayetteville, NC	CBL -	Notice
061	Ashville Mall	3 South Tunnel Road, Asheville, NC	CBL	Notice
062	Crystal River Mall	1801 NW Highway 19, Crystal River, FL	Simon	Notice
063	Town East Mall	2063 North Town East Boulevard, Mesquite, TX	General Growth	Notice
064	Vista Ridge Mall	2401 South Stemmons Freeway, Lewisville, TX	General Growth	Notice
065	The Plaza Mall	714 SE Greenville Boulevard, Greenville, NC	Colonial	Notice
066	Deerbrook Mall	20131 Highway 59 North, Humble, TX	General Growth	Notice
067	Galleria at Pittsburgh	2012 Butler Logan Road #367, Tarentum, PA	Mills	Notice
068	Town Center Mall-Citrus Park	Town Center Mall, Tampa, FL	Westfield	Notice
070	Acadiana Mall	5725 Johnston Street, Lafayette, LA	Aikens	Notice
071	Melbourne Square	1700 West New Haven, Melbourne, FL	Simon	Notice
072	East Towne Mall	3001 North Mall Road, Knoxville, TN	Simon	Notice
073	Savannah Mall	14045 Abercorn, Savannah, GA	LaSalle	Notice

#	Store	Location	Landlord	Notice/Consent*
074	Madison Square	5901 University Drive, Huntsville, AL	CBL	Notice
075	Mall of Georgia	3333 Buford Drive, Buford, GA	Simon	Notice
076	Glynn Place Mall	100 Mall Boulevard, Brunswick, GA	Colonial	Notice
077	West Oaks Mall	2600 Highway 6 South, - Houston, TX	LaSalle	Notice
078	First Colony Mall	16535 Southwest Freeway, Sugar Land, TX	General Growth	Notice
080	Valley View	13331 Preston Road, Dallas, TX	Macerich	Consent*
082	Brandon Town Center	578 Brandon Town Center Boulevard, Brandon, FL	Westfield	Notice
083	Florida Mall	8001 South Orange Blossom Trail, Orlando, FL	Simon	Notice
084	Valdosta Mall	1700 Norman Drive, Valdosta, GA	Colonial	Notice
085	Colonial Mall Lakeshore	150 Pearl Nix Parkway, Gainesville, GA	Colonial	Notice
086	Hanes Mall	3320 Silas Creek Parkway, Winston-Salem, NC	CBL	Notice
087	Edgewater Mall	2600 Beach Boulevard, Biloxi, MS	Jim Wilson	Notice
088	Gwinnett Place Mall	2100 Pleasant Hill Road, Duluth, GA	Simon	Consent*
089	Georgia Square	- 3700 Atlanta Highway, Athens, GA	CBL	Notice
090	Cary Town Center	1105 Walnut Street, Cary, NC	CBL	Notice
092	Greenspoint Mall	333 Greenspoint Mall, Houston, TX	Triyar	Consent*
093	Opry Mills	412 Opry Mills Drive, Nashville, TN	Mills	Notice
097	Riverchase Galleria	2000 Riverchase Galleria, Hoover, AL	Jim Wilson/GGP	Notice
098	Southland Mall	5953 West Park Avenue, Houma, LA	Sizeler	Notice
099	Jacksonville Beach - KMD	1567 North Third Street, Jacksonville, FL	Sleiman	Consent*
101	Pensacola	5100 North 9th Avenue, Pensacola, FL	Simon	Notice
102	Magnolia Mall	2701 David McLeod Boulevard, Florence, SC	PREIT	Notice
103	Santa Rosa Mall	300 Mary Esther Boulevard, Mary Esther, FL	LaSalle	Notice
104	Esplanada Mall #214	1401 West Esplanade Avenue, Kenner, LA	Mills	Notice
106	Colonial Gadsden Mall	1001 Rainbow Drive, Gadsden, AL	PREIT	Consent*
107	Wiregrass Commons	900 Commons Drive, Dothan,	PREIT	Notice

#	Store	Location	Landlord	Notice/Consent*
AL
109	Streets at Southpoint	6910 Fayetteville Road, Durham, NC	General Growth	Notice
110	Jacksonville Landing	2-119 East Independent Drive, Jacksonville, FL	Sleiman	Notice
111	Golden East Crossing	100 North Wesleyan Boulevard, Rocky Mount, NC	Hendon Prop.	Notice
112	Mall of St. Matthews	5000 Shelbyville Road, Louisville, KY	General Growth	Notice
113	Mall at Stonecrest #1760	2929 Turner Hill Road, Lithonia, GA	Forest City	Notice
114	Chattanooga	2100 Hamilton Place Boulevard, Chattanooga, TN	CBL	Notice
115	Colonial Brookwood	763 Brookwood Village, Homewood, AL	Colonial	Notice
116	Sikes Center #390	3111 Midwestern Parkway, Wichita Falls, TX	General Growth	Notice
117	Lynnhaven Mall #1196	701 Lynnhaven Parkway, Virginia Beach, VA	General Growth	Notice
118	Virginia Center #546	10101 Brook Road, Glen Allen, VA	Simon	Notice
119	Arbor Place #1220	6700 Douglas Boulevard, Douglasville, GA	CBL	Notice
120	Lakeland Square	3800 North Highway 98, Lakeland, FL	General Growth	Notice
121	Broadway at the Beach #116	1305 Celebrity Circle, Myrtle Beach, SC	Burroughs- Chapin	Notice
122	Volusia Mall #558	1700 West International Speedway Boulevard, Daytona Beach, FL	CBL	Notice
123	Barnes Crossing #104	1001 Barnes Crossing Road, Tupelo, MS	Hocker	Notice
124	Oakwood Center #102	Oakwood Center, New Orleans, LA	General Growth	Notice
125	Citadel Mall #C436	2071 Sam Rittenburg Boulevard, Charleston, SC	CBL	Notice
126	Quail Springs Mall #134	2501 West Memorial Road, Oklahoma City, OK	General Growth	Consent*
127	Independence Mall KMD	3500 Oleander Drive, Wilmington, NC	Westfield	Notice
128	Triangle Town Center #1107	5959 Triangle Town Boulevard, Raleigh, NC	Jacobs Group	Notice
129	Southpark Mall #B-50	414 Southpark Circle, Colonial Heights, VA	CBL	Notice
130	Coastal Grand Mall #155	2238 Coastal Grand Circle, Myrtle Beach, SC	CBL	Notice
131	Metrocenter #1198	9617 North metro Parkway, Phoenix, AZ	Macerich	Notice
132	Northgate Mall #2055	9641 Colerain Avenue, Cincinnati, OH	Feldman	Notice

#	Store	Location	Landlord	Notice/Consent*
133	Hickory Hallow Mall 2055	5252 Hickory Hollow Parkway, Antioch, TN	CBL	Notice
134	Superstition Springs Mall	6555 East Southern Avenue, Mesa, AZ	Macerich	Notice
135	Arrowhead Towne Center	7700 W. Arrowhead Towne Center, Glendale, AZ	Macerich	Notice
136	Mall of the Avenues	10300 Southside Boulevard, Jacksonville, FL	Simon	Notice
137	Rivergate Mall #1670	1000 Rivergate Parkway, Goodlettsville, TN	CBL	Notice
139	Paradise Valley Mall #B20	4550 East Cactus Road, Phoenix, AZ	Macerich	Notice
140	Columbiana Center	100 Columbiana Circle, Columbia, SC	General Growth	Notice
141	Broadway Square Mall #F11	4601 South Broadway Avenue, Tyler, TX	Simon	Notice
142	Cortana Mall	9785 Cortana Place, Baton Rouge, LA	Mall Properties	Notice
144	Northwood Mall	2150 Northwoods Boulevard, Charleston, SC	CBL	Notice
145	Hulen Mall	4800 South Hulen Street, Fort Worth, TX	GGP	Notice
148	Tri-County Mall	11700 Princeton Pike, Cincinnati, OH	Thor Equities	Notice
149	Military Circle Mall	880 North Military Highway, Norfolk, VA	Thor Equities	Notice
151	McCain Mall	3929 McCain Boulevard, North Little Rock, AR	Simon	Notice
152	Parkdale Mall	6155 Eastex Freeway, Beaumont, TX	CBL	Notice
153	Jefferson Mall	4801 Outer Loop Road, Louisville, KY	CBL	Notice
154	BC-Southlake	1000 Southlake, Morrow, GA	General Growth	Notice
155	Century III Mall	3075 Clairton Road, West Mifflin, PA	Simon	Notice
156	Tulsa Promenade Mall	4107 South Yale Avenue, Tulsa, OK	Glimcher	Notice
157	The Mall at Robinson	100 Robinson Center Drive, Pittsburgh, PA	Forest City	Notice
158	Monroeville Mall	200 Mall Circle Drive, Monroeville, PA	CBL	Notice
159	Towne East Square	7700 East Kellogg Drive, Wichita, KS	Simon	Notice
160	Great Lakes Mall	7850 Mentor Avenue, Mentor, OH	Simon	Notice
161	Penn Square Mall	1901 NW Expressway Street, Oklahoma City, OK	Simon	Notice
162	Ingram Place Mall	6301 NW Loop 410, San Antonio, TX	Simon	Notice
163	Green Tree Mall #404	757 East Lewis & Clark	Macerich	Notice

#	Store	Location	Landlord	Notice/Consent*
Parkway, Clarksville, IN
164	Longview Mall #G5A	3500 McCann Road, Longview, TX	Simon	Notice
165	Chesterfield Towne Center	11500 Midlothian Turnpike, Richmond, VA	Macerich	Notice
166	Mall of Louisiana	6401 Bluebonnet Boulevard, Baton Rouge, LA	General Growth	Notice
167	Arundel Mills Mall	7000 Arundel Mills Circle, Hanover, MD	Mills	Notice
170	Grapevine Mills	3000 Grapevine Mills Parkway, Grapevine, TX	Mills	Notice
171	Northpark Mall # 202	1200 East County Line Road, Ridgeland, MS	Mills	Notice
172	Westgate Mall # 520	205 West Blackstock Road, Spartanburg, SC	CBL	Notice
173	West Ridge Mall # G18	1801 SW Wanamaker Road, Topeka, KS	Simon	Notice
174	Marley Station	7900 Richie Highway E-219, Glenn Burnie, MD	Mills	Notice
175	Southern Place	7401 Market Street, Youngstown, OH	Simon	Notice
176	Concord Mall #330	4737 Concord Pike, Wilmington, DE	Allied	None
177	Berkshire Mall	1665 State Hill Road, Wyomissing, PA	Allied	None
178	Chesterfield Mall	261 Chesterfield Mall, Chesterfield, MO	Westfield	Notice
179	South County Center	359 South County Center Way, St. Louis, MO	Westfield	Notice
180	Crestwood	127 Crestwood Plaza, St. Louis, MO	Westfield	Notice
181	Florence Mall	2028 Florence Mall, Florence, KY	General Growth	Notice
182	Franklin Mills	1281 Franklin Mills Circle, Philadelphia, PA	Mills	Notice
183	South Hills Village	301 South Hills Village, Pittsburgh, PA	Simon	Notice
184	South Park Mall	2310 SW Military Drive, San Antonio, TX	Jones Lang LaS	Notice
185	Granite Run Mall	1067 West Baltimore Pike, Media, PA		Notice
186	St. Clair Square	103 St. Claire Square, Fairview Heights, IL	CBL	Notice
188	River Oaks	96 River Oaks Center Drive, Calumet City, IL	Simon	Notice
189	White Oaks Mall #124	2501 Wabash Avenue, Springfield, IL	Simon	Notice
190	Southpark Mall	1400 16th Street, Moline, IL	Simon	Notice
191	Northpark Mall	320 West Kimberly Road, Davenport, IA	Simon	Notice

#	Store	Location	Landlord	Notice/Consent*
192	Lincolnwood Town Center	3333 West Touhy Avenue, Lincolnwood, IL	Simon	Notice
193	The Mall at Turtle Creek	3000 East Highland Drive, Jonesboro, AR	Hocker	Notice
236	Cordova Mall - KMD	5100 North 9th Avenue, Pensacola, FL	Simon	Notice
250	Hatcher Point Mall	2215 Memorial Drive, Waycross, GA	Wheeler-Kolb	Notice
261	Highland Square Outlet	1036-20 Dunn Avenue, Jacksonville, FL	Regency Group	Notice
262	Ponce De Leon Mall	2121 US 1 South, St. Augustine, FL	Hull Storey	Consent*
266	Jasper Mall	300 Highway 78, Jasper, AL	Sharp Realty	Notice
267	Lake Square Mall	10401 US Highway 441 South, Leesburg, FL	Simon	Consent*
200	Chesapeake Square	4200 Portsmouth Blvd., Chesapeake, VA	Simon	N/A
201	Fairfield Commons	2727 Fairfield Commons, Beavercreek, OH	Glimcher	N/A
205	Logan Valley	710 Logan Valley Mall, Altoona, PA	PREIT	N/A
None Yet	Dayton Mall	2700 Miamisburg-Centerville Road, Dayton, OH	Glimcher	N/A
203	River Valley	1635 River Valley Circle S., Lancaster, OH	Glimcher	N/A
202	Ashland Mall	Ashland Town Ctr., 500 Winchester Ave., Ashland, KY	Glimcher	N/A

*Store leases that require consent be obtained from the applicable landlord as the change of voting control over the tenant constitutes a deemed assignment under the terms of the lease. True and correct copies of all store leases have been provided to the Parent. The Parent and Sellers are in the process of obtaining the necessary landlord consents.

(iv)                              Chief Place of Business and chief executive office:

Parent

Preclosing: One International Place, Seventh Floor, Boston, Suffolk County, MA 02110

Post Closing: 6225 Powers Avenue, Jacksonville, Duval County, FL 32217

Body Shop and CV:

6225 Powers Avenue, Jacksonville, Duval County, FL 32217

Rinzi:

5150 Belfort Road, Building 100, Jacksonville, Duval County, Florida 32256

(v)                                 Location containing Records concerning Accounts and originals of Chattel Paper Please see (iv) above.

SCHEDULE IV

DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITIES ACCOUNTS

Type of Account
(Specified or Excluded
Deposit Account,
	Securities Account or		Name and Address of Institution
Grantor	Commodities Account)		Maintaining Account	Account Number
Parent	•	Deposit Account: None
	•	Securities Account: None
	•	Commodities Account: None
Body Shop	•	Deposit Account (please see attached)
	•	Securities Account: None
	•	Commodities Account: None
CV	•	Deposit Account (please see attached)
	•	Securities Account: None
	•	Commodities Account: None
Rinzi	•	Deposit Account:	Deposit Account:	Deposit Account:
	•	Securities Account: None	Wachovia Bank, NA	[***]
	•	Commodities Account: None	Jacksonville, FL

[***]     INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Body Shop America Bank List
07-25-2006
65 CONSOLIDATED BANKS
102 INDIVIDUAL BANKS
167 TOTAL BANKS

WACHOVIA BANK (CONSOLIDATED)
225 WATER STREET	ALL WACHOVIA BANK ACCOUNTS OTHER
JACKSONVILLE, FL 32202	THAN PAYROLL AND TRUST ACCOUNTS
904-361-3862	ARE SPECIFIED DEPOSIT ACCOUNTS
FAX: 904-361-2230
ACCOUNT #: [***]

[***]

65 CONSOLIDATED STORES—ALL STORE ACCOUNTS OTHER THAN AT WACHOVIA BANK ARE EXCLUDED DEPOSIT ACCOUNTS

STORE #	NAME OF BANK	ADDRESS	ACCOUNT #	PHONE #
003	BANK OF AMERICA	P.O. BOX 31019 TAMPA, FL 33831-3019	[***]	888-287-4637
004	BANK OF AMERICA	P.O. BOX 1091 CHARLOTTE, NC 28254-3489	[***]	800-765-8686
006	BANK OF AMERICA	P.O. BOX 31019 TAMPA, FL 33631-3019	[***]	800-325-4296
009	FIRST FINANCIAL BANK	PO BOX 563966 TERRE HAUTE, IN 47808-0327	[***]	800-511-0045

[***]     INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

STORE #	NAME OF BANK	ADDRESS	ACCOUNT #	PHONE #
011	WACHOVIA NATIONAL ASS	PO BOX 563966 CHARLOTTE, NC 2826-3966	[***]	800-222-3862
012	CAPITAL CITY BANK	P.O. BOX 900 TALLAHASSEE, Pl. 32302-0900	[***]	888-671-0400
013	WACHOVIA NATIONAL ASS	P.O. BOX 563966 CHARLOTTE, NC 2826-8966	[***]	888-222-3862
017	BANK OF AMERICA	P.O. BOX 25118 TAMPA, FL 33622-5118	[***]	800-432-1000
020	REGIONS BANK	P.O. BOX 681 BIRMINGHAM, AL 35202	[***]	800-734-4667
021	FIRST CITIZENS BANK	CENTRAL BANK OPERATIONS PO BOX 27131 RALEIGH, NC 27611-7131	[***]	888-323-4732
026	PEOPLES FIRST	P.O. BOX 59950 PANAMA CITY, FL 32412-0950	[***]	800-648-4633
028	CHASE	TEXAS MARKET PO BOX 260180 BATON ROUGE, LA 70826-0180	[***]	800-242-7338
029	FIRST CITIZENS	P.O. BOX 27131 RALEIGH, NC 26711-7131	[***]	888-323-4732
032	FIRST TENNESSEE	800 SOUTH GAY ST KNOXVILLE, TN 37929	[***]	865-971-2080
036	CAPITAL CITY	P.O. BOX 900 TALLAHASSEE FL 32302-0900	[***]	888-671-0400
039	BANK ONE	P.O. BOX 260164 BATON ROUGE, LA 70826-9944	[***]	800-404-4111
040	REGIONS BANK	P:O. BOX 29000 HOT SPRINGS, AR 71903	[***]	800-734-4667

[***]     INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

STORE #	NAME OF BANK	ADDRESS	ACCOUNT #	PHONE #
043	ANGELINA SAVINGS BANK	PO BOX 2460 LUFKIN, TX 27894-0819	[***]	936-639-3201
045	BB&T	PO BOX 819 WILSON, NC 27894-0819	[***]	1-727-844-3620
046	BANK OF AMERICA	PO BOX 25118 TAMPA, FL 33622-5118	[***]	800-325-4296
050	AMSOUTH BANK	OXFORD CITY OFFICE P.O. BOX 1228 ANNISTON. AL 36202	[***]	800-267-6884
055	FIRST TENNESSEE	P.O. BOX 84 MEMPHIS, TN 38101	[***]	901-543-4778
057	NBSC	2411 OAK ST SUITE 101 MYRTLE BEACH, SC 29577	[***]	800-708-5687
058	WASHINGTON MUTUAL	P.O. BOX 6868 LAKE WORTH, FL 33466-6868	[***]	800-788-7000
059	WELLS FARGO	SOUTHWAY FREE OFICE 6161 SAVOY HOUSTON, TX 77036	[***]	800-225-5935
062	CRYSTAL RIVER	P.O. BOX 607 CRYSTAL RIVER, FL 34423-0607	[***]	352-795-3451
063	CHASE	P.O. BOX 260180 BATON ROUGE, LA 70826-0180	[***]	800-242-7338
064	CHASE	P.O. BOX 260180 BATON ROUGE, LA 70826-0180	[***]	800-242-7338
066	WASHINGTON MUTUAL	P.O. BOX 2437 CHATSWORTH, CA 91313-2437	[***]	800-374-4646
067	PNC BANK	P.O. BOX 609 PITTSBURG, PA 15230-9738	[***]	877-287-2654

[***]     INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

STORE #	NAME OF BANK	ADDRESS	ACCOUNT #	PHONE #
070	IBERIA BANK	P.O. BOX 12440 NEW IBERIA, LA 70562-2440	[***]	800-968-0801
072	AMSOUTH	EAST TOWNE MALL OFFICE 5005 WASHINGTON PIKE KNOXVILLE, TN 37917	[***]	800-267-6884
074	REGIONS BANK	P.O. BOX 680 HUNTSVILLE, AL 35804-0680	[***]	800-734-4667
076	UNITED COMMUNITY BANK	109 SCRANTON CONNECTOR BRUNSWICK, GA 31521-2257	[***]	912-262-0936
077	CHASE	P.O. BOX 260180 BATON ROUGE, LA 70826-0180	[***]	800-242-7338
078	CHASE	P.O. 260180 BATON ROUGE, LA 70826-0180	[***]	800-242-7338
080	CHASE	P.O. BOX 1231 HOUSTON, TX 77251-1231	[***]	800-235-8522
084	FIRST STATE	P.O. BOX 4810 VALDOSTA, GA 31604-4810	[***]	229-245-5528
085	BB&T	P.O. BOX 819 WILSON, NC 27894-0819	[***]	800-682-6921
089	BANK OF AMERICA	P.O. BOX 25118 TAMPA, FL 33622-5118	[***]	800-325-4296
092	CHASE	P.O, BOX 260180 BATON ROUGE, LA 70826-0180	[***]	800-242-7338
093	BANK OF AMERICA	P.O. Box 25118 TAMPA, FL	[***]	600-325-4296
097	WACHOVIA NATIONAL	PO BOX 563966 CHARLOTTE, NC 28262-3966	[***]	800-222-3862

[***]     INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

STORE #	NAME OF BANK	ADDRESS	ACCOUNT #	PHONE #
098	REGIONS BANK	P.O. BOX 30280 NEW ORLEANS, LA 70190	[***]	800-734-4667
103	VANGUARD	23 S JOHN SIMS PARKWAY VALPARAISO, FL 32580	[***]	850-729-5500
104	CAPITAL ONE	P.O. BOX 61540 NEW ORLEANS, LA 70161	[***]	800-262-5689
106	EXCHANGE BANK	230 NORTH 3rd STREET GADSDEN, AL 35901	[***]	266-547-2572
107	WACHOVIA NATIONAL	P.O. BOX 563966 CHARLOTTE, NC 28262-3966	[***]	800-222-3862
112	NATIONAL CITY BANK OF KENTUCKY	P.O. BOX 36000 LOUISVILLE, KY 40233-6000	[***]	804-727-8686
113	BANK OF AMERICA	PO BOX 25118 TAMPA, FL 33622	[***]	800-325-4296
114	FIRST TENNESSEE	701 MARKET ST CHATTANOOGA, TN 34702	[***]	423-757-4720
115	AMSOUTH BANK	OXMOOR VALLEY OFFICE P.O. BOX 11007 BIRMINGHAM, AL 35288	[***]	800-444-2867
116	CHASE	P.O. BOX 260180 BATON ROUGE, LA 70826-0180	[***]	800-242-7338
120	BANK OF AMERICA	P.O. BOX 31019 TAMPA, FL 33631-3019	[***]	800-325-4296
121	CONWAY NATIONAL BANK	PO BOX 320 CONWAY, SC 29528	[***]	843-248-5721
123	BANCORP SOUTH	2910 WEST JACKSON ST TUPELO, MS 38801	[***]	888-797-7711

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

STORE #	NAME OF BANK	ADDRESS	ACCOUNT #	PHONE #
126	BANC FIRST	P.O. BOX 26020 OKLAHOMA CITY, OK 73126-0020	[***]	405-841-2100
131	BANK OF AMERICA	P.O. BOX 2518 HOUSTON, TX 77252-2518	[***]	888-287-4637
132	HUNTINGTON NATIONAL	P.O. BOX 1558 COLUMBUS, OH 43216-1558	[***]	800-480-2265
133	AMSOUTH BANK	900 TWO MILE PKWY GOODLETTSVILLE, TN 37072	[***]	800-444-2867
134	BANK OF AMERICA	P.O. BOX 2518 HOUSTON, TX 77252-2518	[***]	888-287-4637
135	BANK OF AMERICA	P.O. BOX 2518 HOUSTON, TX 77252-2518	[***]	888-287-4637
136	BANK OF AMERICA	PO BOX 31019 TAMPA, FL 33631-3019	[***]	800-432-1000
137	AMSOUTH BANK	900 TWO MILE PKWY. GOODLETTSVILLE, TN 37072	[***]	800-444-2867
139	BANK ONE	P.O. BOX 260161 BATON ROUGE, LA 70826-0161	[***]	800-404-4111
141	TEXAS BANK & TRUST	P.O. BOX 3188 LONGVIEW, TX 75606-3188	[***]	903-237-5500
142	CAPITAL ONE	P.O. 61540 NEW ORLEANS, LA 70161	[***]	800-262-5689
145	FROST NATIONAL	P.O. BOX 16509 FORT WORTH, TX 76162	[***]	800-513-7678
147	KEY BANK	P.O. BOX 22114 ALBANY, NY 12201-2114	[***]	888-539-4249
148	US BANK	P.O. BOX 1800 ST. PAUL, MN 55101-0800	[***]	800-673-3555

[***]     INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

STORE #	NAME OF BANK	ADDRESS	ACCOUNT #	PHONE #
151	METROPOLITAN NATIONAL	P.O. BOX 8010 LITTLE ROCK, AR 72203	[***]	501-753-9601
152	WACHOV1A NATIONAL	PO BOX 563966 CHARLOTTE, NC 28262-3966	[***]	800-222-3862
153	BB&T	OPERATIONS CENTER P.O BOX 819 WILSON, NC 27894-0819	[***]	800-226-5228
154	SUNTRUST	PO BOX 622227 ORLANDO, FL 32862-2227	[***]	800-786-8787
155	SKY BANK	P.O. BOX 247 SALINEVILLE, OH 43945-0247	[***]	866-759-2265
156	CHASE	PO BOX 260180 BATON ROUGE, LA 70826-0180	[***]	800-404-4111
157	NATIONAL CITY BANK OF PA	116 ALLEGHENY CENTER MALL PITTSBURGH, PA 15212-5356	[***]	800-352-0186
158	NATIONAL CITY BANK OF PA	116 ALLEGHENY CENTER MALL PITTSBURGH, PA 15212-5356	[***]	800-352-0186
159	SOUTHWEST NATIONAL	P.O. BOX 1401 WICHITA, KS 67201	[***]	316-291-5322
160	FIFTH THIRD BANK	1404 EAST NINTH ST. CLEVELAND, OH 44114	[***]	440-255-6707
161	UMB BANK	PO BOX 419226 KANSAS CITY, MS 64141-6226	[***]	800-860-4862
162	INTERNATIONAL BANK OF COMMERCE (IBC)	130 EAST TRAVIS ST. SAN ANTONIO, TX 78205	[***]	210-518-2500
163	CHASE	KENTUCKY MARKET PO BOX 260180 BATON ROUGE, LA 70826-0180	[***]	800-404-4111

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

STORE #	NAME OF BANK	ADDRESS	ACCOUNT #	PHONE #
164	GUARANTY BANK	OPERATIONS CTR. PO BOX 1149 AUSTIN, TX 78767-1149	[***]	800-288-8822
165	BB&T	OPERATIONS CTR PO BOX 819 WILSON, NC 27894-0819	[***]	800-682-6921
166	CHASE	JP MORGAN CHASE BANK PO BOX 260180 BATON ROUGE, LA 70826-0180	[***]	800-404-4111
167	BANK OF AMERICA	PO BOX 25118 TAMPA, FL 33622-5118	[***]	800-325-4296
170	FROST NATIONAL BANK	PO BOX 1600 SAN ANTONIO, TX 78296-1600	[***]	800-513-7678
171	AMSOUTH BANK	PO BOX 11007 BIRMINGHAM, AL 35288	[***]	800-267-6884
173	COMMERCE BANK & TRUST	PO BOX 5049 TOPEKA, KS 66605	[***]	786-267-8900
174	M & T BANK	7900 RITCHIE HIGHWAY GLEN BURNIE, MD 21061	[***]	800-724-6070
175	NATIONAL CITY BANK	7401 MARKET ST YOUNGSTOWN, OH 44512	[***]	888-622-4249
176	WILMINGTON TRUST	5107 CONCORD PIKE WILMINGTON, DE 19803	[***]	800-523-2378
177	SOVEREIGN BANK	1665 STATE HILL ROAD WYOMISSING, PA 19610	[***]	877-768-1145
178	US BANK	PO BOX 1800 SAINT PAUL, MN 55101-0800	[***]	800-673-3555

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

STORE #	NAME OF BANK	ADDRESS	ACCOUNT #	PHONE #
179	US BANK	PO BOX 1800 SAINT PAUL, MN 55101-0800	[***]	800-673-3555
180	BANK OF AMERICA	PO BOX 25118 TAMPA, FL 33622-5118	[***]	800-325-4296
181	FIRST FINANCIAL BANK NA	300 HIGH ST PO BOX 476 HAMILTON, OH 45012-0476	[***]	866-688-2265
182	CITIZENS BANK	PO BOX 42001 PROVIDENCE, RI 02901-0789	[***]	800-862-6200
183	NATIONAL CITY BANK	118 ALLEGHENY CENTER PITTSBURGH, PA 15212-5356	[***]	800-352-0186
185	CITIZENS BANK	PO BOX 42001 PROVIDENCE, RI 02901-0789	[***]	800-862-6200
186	US BANK	PO BOX 1800 SAINT PAUL, MN 55101-0800	[***]	800-673-3555
190	NATIONAL CITY BANK	PO BOX 8043 ROYAL OAK, MI 48068-8043	[***]	800-925-9259
191	NORTHWEST BANK & TRUST	100 EAST KIMBERLY RD PO BOX 8001 DAVENPORT, IOWA 52808-8001	[***]	563-388-2511
250	SUNTRUST BANK	P.O. BOX 622227 ORLANDO, FL 32862-2227	[***]	800-688-7878
266	FIRST NATIONAL OF JASPER	P.O. BOX 31 JASPER, AL 35502-0031	[***]	205-221-3121
267	WACHOVIA	P.O. BOX 6010 DELAND, FL 32721	[***]	800-225-5782

[***]     INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CORPORATE ACCOUNT LISTING

WACHOVIA

A/P

Account [***]

PO Box 563966

Charlotte, NC 28262-3966

800-566-3862

WACH0VIA

E/P

Account [***]

PO Box 563966

Charlotte, NC 28262-3966

WACHOVIA

OPERATING

Account [***]

PO Box 563966

Charlotte, NC 28262-3966

800-566-3862

WACHOVIA

PAYROLL

Account [***]

PO Box 563966

Charlotte, NC 28262-3966

800-566-3862

WACHOVIA

TRUST

Account [***]

123 W Broad St, 10th Floor

Philadelphia, PA 19109

[***]     INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CATALOGUE VENTURES ACCOUNTS

COMPASS CHECKING

Account [***]

PO Box 10566

Birmingham, AL 35296

1-800-266-7277

COMPASS CHECKING

Account [***]

PO Box 10566

Birmingham, AL 35296

1-800-266-7277

WACHOVIA

CONTROLLED DISBURSEMENT

Account [***]

PO Box 563966

Charlotte, NC 28262-3966

800-566-3862

WACHOVIA

OPERATING ACCOUNT

Account [***]

PO Box 563966

Charlotte, NC 28262-3966

800-566-3862

[***]     INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE V

UCC-1 FINANCING STATEMENTS

Parent: Secretary of State, Delaware

Body Shop, CV, Rinzi: Secretary of State, Florida

SCHEDULE VI

COMMERCIAL TORT CLAIMS

None.

EXHIBIT A

ASSIGNMENT FOR SECURITY

[TRADEMARKS] [PATENTS] [COPYRIGHTS]

WHEREAS,                                    (the “Assignor”) [has adopted, used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the “Trademarks”) [holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the “Patents”)] [holds all right, title and interest in the copyrights listed on the annexed Schedule 1A, which copyrights are registered in the United States Copyright Office (the “Copyrights”)];

WHEREAS, the Assignor, has entered into a Security Agreement, dated October 1, 2006 (the “Security Agreement”), in favor of Dymas Funding Company, LLC, in its capacity as the Administrative Agent for certain lenders (the “Assignee”);

WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee for the benefit of the lenders a continuing security interest in all right, title and interest of the Assignor in, to and under the [Trademarks, together with, among other things, the good-will of the business symbolized by the Trademarks] [Patents] [Copyrights] and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the “Collateral”), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge, convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee for the benefit of the lenders a continuing security interest in the Collateral to secure the prompt payment, performance and for the benefit of the lenders observance of the Obligations.

The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of                              , 20      .

[GRANTOR]

SCHEDULE lA TO ASSIGNMENT FOR SECURITY

[Trademarks and Trademark Applications]
[Patent and Patent Applications]
[Copyright and Copyright Applications]
Owned by

JOINDER TO SECURITY AGREEMENT

The undersigned,                                                 , a                                          (“Grantor”), hereby joins in the execution of that certain Security Agreement dated as of October 1, 2006 (as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Grantors party thereto, each other Person that has become or hereafter becomes a party thereto pursuant to a joinder substantially in the form hereof and Dymas Funding Company, LLC, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Security Agreement. By execution of this Joinder to Security Agreement, Grantor hereby agrees that it is a Grantor under the Security Agreement and agrees to be bound by all of the terms and provisions of the Security Agreement. As collateral security for the prompt payment, performance and observance of the Liabilities, Grantor hereby pledges and grants to the Administrative Agent for the benefit of the Administrative Agent and the Lenders, a lien on and security interest in all of the Collateral owned by Grantor, in each case whether now owned or hereafter acquired and whether now existing or hereafter coming into existence and wherever location.

Grantor represents and warrants to the Administrative Agent that:

(a)           Schedule I attached hereto sets for the Grantor’s legal name, organizational identification number, if any, state or jurisdiction of organization, states or jurisdictions in which Grantor is in good standing and/or qualified to do business;

(b)           Schedule II attached hereto sets forth all Intellectual Property and licenses and tradenames owned by Grantor;

(c)           Schedule III attached hereto sets forth the Grantor’s chief place of business, chief executive office and location(s) of Records concerning Accounts, original Chattel Paper, Equipment, Fixtures, Goods and/or Inventory;

(d)           Schedule IV attached hereto sets forth all of Grantor’s Deposit Accounts, Securities Accounts and Commodities Accounts;

(e)           Schedule V attached hereto contains the UCC-1 Financing Statement filed against Grantor in Grantor’s jurisdiction of organization; and

(f)            Schedule VI attached hereto contains a description of all of Grantor’s Commercial Tort Claims.

GRANTOR:

By:
Name:
Title: